Financial Instruments Investments in Marketable Debt Securities - Schedule of Realized Gains and Losses on Sales of Available-for-Sale Debt Securities (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Debt Securities, Realized Gain (Loss) [Abstract]
Available-for-sale Securities, Gross Realized Gains	$ 4	$ 4
Available-for-sale Securities, Gross Realized Losses	(13)	(8)
Available for Sale Securities, Net Realized Gains (Losses)	$ (9)	$ (4)